UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2003



                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



West Virginia                    0-16587                  55-0672148
(State or Other                 (Commission            (I.R.S. Employer
  Jurisdiction)                 File Number)           Identification)




                              300 North Main Street
                              Moorefield, WV               26836
               (Address of principal executive offices) (Zip Code)





                                 (304) 530-7233
              (Registrant's telephone number, including area code)





                                 Not Applicable
      (Former name, address, and fiscal year, if changed since last report)

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Item  5.  Other Event and Regulation FD Disclosure

On January 6, 2004, Summit Financial Group, Inc. ("Summit ") issued a News Release announcing Corinthian Mortgage Corporation's lawsuit and petition for temporary injunction against Summit Financial, LLC and Shenandoah Valley National Bank, subsidiaries of Summit Financial Group, Inc. A copy of the News Release is attached as Exhibit 99.1 to this Report.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1     News Release, dated January 6, 2004 incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUMMIT FINANCIAL GROUP, INC.


Date: January 6, 2004              By: /s/ Robert S. Tissue
                                       --------------------------------
                                         Robert S. Tissue
                                         Senior Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

99.1 News Release, dated January 6, 2004 incorporated herein by reference.


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